UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2020

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (469) 398-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange
Preferred Stock Purchase Rights	FLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)–(b) On November 24, 2020, at the Fluor Corporation (“Fluor”) annual meeting of stockholders (the “Annual Meeting”), Fluor’s stockholders (i) elected Alan M. Bennett, Rosemary T. Berkery, Alan L. Boeckmann, David E. Constable, H. Paulett Eberhart, Peter J. Fluor, James T. Hackett, Carlos M. Hernandez, Thomas C. Leppert, Teri P. McClure, Armando J. Olivera and Matthew K. Rose to the Board of Directors to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation of Fluor’s named executives, as described in the 2020 Proxy Statement, as filed with the Securities and Exchange Commission on October 14, 2020 (the “2020 Proxy Statement”); (iii) approved the Fluor Corporation 2020 Performance Incentive Plan and (iv) ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2020.

The final voting results for the twelve director nominees described in the 2020 Proxy Statement were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Alan M. Bennett	70,669,874	17,485,384	292,521	34,480,877
Rosemary T. Berkery	74,244,833	13,996,307	206,639	34,480,877
Alan L. Boeckmann	79,408,431	8,902,069	137,279	34,480,877
David E. Constable	79,344,128	8,954,064	149,587	34,480,877
H. Paulett Eberhart	86,869,485	1,336,662	241,632	34,480,877
Peter J. Fluor	78,943,144	9,336,039	168,596	34,480,877
James T. Hackett	76,777,613	11,498,423	171,743	34,480,877
Carlos M. Hernandez	79,634,480	8,655,891	157,408	34,480,877
Thomas C. Leppert	79,464,911	8,701,965	280,903	34,480,877
Teri P. McClure	86,720,399	1,444,860	282,520	34,480,877
Armando J. Olivera	77,472,575	10,723,796	251,408	34,480,877
Matthew K. Rose	70,957,759	17,283,042	206,978	34,480,877

The final voting results for proposals 2, 3 and 4 described in the 2020 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Advisory vote to approve Fluor’s named executive compensation	74,005,995	13,775,343	666,441	34,480,877
Approval of the Fluor Corporation 2020 Performance Incentive Plan	80,683,220	7,356,530	408,029	34,480,877
Ratification of the appointment of Ernst & Young LLP	115,696,378	6,622,654	609,624	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2020	FLUOR CORPORATION

	By:	/s/ John R. Reynolds
John R. Reynolds
Executive Vice President, Chief Legal Officer and Secretary